Exhibit 10.6

AMENDED AND RESTATED VESTING AGREEMENT

THIS AMENDED AND RESTATED VESTING AGREEMENT (this “Agreement”) is entered into by and between PEDEVCO CORP., a Texas corporation (the “Company”), and _______________, an individual residing in California (the “Executive”), effective as of April 25, 2016 (the “Effective Date”).

W I T N E S S E T H

WHEREAS, the Company and the Executive previously entered into a Vesting Agreement, dated May, 21, 2015 (the “Original Vesting Agreement”), and subsequently entered into a new Vesting Agreement, dated December 29, 2015, as amended January 6, 2016 (the “December Vesting Agreement,” and together with the Original Vesting Agreement, the “Vesting Agreements”), which deferred vesting with respect to all of the Executive’s unvested shares of restricted common stock of the Company that were otherwise scheduled to vest from May 21, 2015 through the Effective Date, as an accommodation by the Executive as the Company endeavored to consummate one or more corporate transactions; and

WHEREAS, the parties wish to amend and restate the December Vesting Agreement as set forth herein;

NOW THEREFORE, in consideration of the terms set forth herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Amendment and Restatement of December Vesting Agreement.  As of the Effective Date, the December Vesting Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company and the Executive hereby agree to be bound by the provisions hereof with respect to the matters set forth herein.

2.           Acceleration of Vesting of Subject Shares.  Effective April 28, 2016, all of the Subject Shares shall immediately become fully-vested (the “Acceleration”).  The Acceleration shall occur on such date even if the Executive is no longer an employee or director of, or service provider to, the Company on such date, and even if vesting is not otherwise permitted under the applicable restricted shares grant agreements or applicable equity incentive plan under which the Subject Shares were issued and granted.

For purposes of this Agreement, the “Subject Shares” shall be defined as all of Executive’s unvested shares of restricted common stock of the Company listed on Schedule A attached hereto.

3.           Original Vesting Schedules.  Upon the Effective Date and after giving effect to the Acceleration provided hereunder, the original vesting schedules of all other unvested shares of restricted common stock of the Company held by the Executive shall be reinstated to their original vesting terms.

4.           Conflicting Agreements.  In the event of a conflict between the terms of this Agreement and any applicable restricted shares grant agreements, stock option agreements, or equity compensation plans, governing the Subject Shares and options, the terms of this Agreement shall govern.

5.           Miscellaneous.

5.1           Modification and Waiver.  The provisions, terms, covenants, representations, warranties and conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance.  The failure of any party at any time to require performance of any provisions hereof shall in no manner affect the right at a later date to enforce the same.  No waiver by any party of any condition, or breach of any provision, term, covenant, representation, warranty or condition contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, warranty or condition of this Agreement.  This Agreement may be modified or amended only by a writing signed by both parties hereto.

5.2           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction).

5.3           Submission to Jurisdiction.  ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF CALIFORNIA IN EACH CASE LOCATED IN SAN FRANCISCO COUNTY (AND APPELLATE COURTS THEREOF), AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.  SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT.  THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

5.4           Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.5           Section Captions.  Section, heading and other captions contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

5.6           Severability.  Every provision of this Agreement is intended to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

5.7           Interpretation.  No provision of this Agreement is to be interpreted for or against any party because that party or that party's legal representative drafted such provision.  For purposes of this Agreement: “herein,” “hereby,” “hereunder,” “herewith,” “hereafter,” and “hereinafter” refer to this Agreement in its entirety, and not to any particular section or subsection.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

5.8           Successors; Third Party Beneficiaries.  This Agreement is personal to Executive and without the prior written consent of the Company shall not be assignable by Executive.  This Agreement is assignable by the Company and shall inure to the benefit of and be binding upon the Company and its successors and assigns.

5.9           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.10         Drafting.  Each of the parties hereto acknowledges that each party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any party hereto because one is deemed to be the author thereof.

5.11         Counsel.   Executive acknowledges that Executive is executing a legal document that contains certain duties, obligations and restrictions as specified herein.  Executive furthermore acknowledges that Executive has been advised of Executive’s right to retain legal counsel, and that Executive has either been represented by legal counsel prior to Executive’s execution hereof or has knowingly elected not to be so represented.

 SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Vesting Agreement as of the date first above written.

COMPANY:

PEDEVCO CORP.,
a Texas corporation

By:
Name: Frank C. Ingriselli
Title: Chairman and Chief Executive Officer

EXECUTIVE:

SCHEDULE A

SUBJECT SHARES

ORIGINAL GRANT DATE	ORIGINAL VESTING DATE	NUMBER OF SHARES

TOTAL: